                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

             AMENDED AND RESTATED INVESTORS' RIGHT OF FIRST REFUSAL
                              AND CO-SALE AGREEMENT

      This Amended and Restated Investors' Right of First Refusal and Co-Sale Agreement (the "Agreement") is made as of April 17, 2002 by and among RedEnvelope, Inc., a Delaware corporation (the "Company"), the persons or entities listed on Exhibit A-1 hereto (the "Prior Investors"), the persons listed on Exhibit A-2 hereto (individually, each a "Founder," and collectively, the "Founders") and the new investors listed on Exhibit B hereto (the "New Investors"). The Prior Investors and the New Investors are referred to herein collectively as the "Investors" and each individually as an "Investor".

                                    RECITALS

      The Company, the Founders and the Prior Investors entered into an Amended and Restated Investors' Right of First Refusal and Co-Sale Agreement on July 17, 2000 (the "Existing Agreement").

      The Company and the New Investors have entered into a Series F Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series F Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors enter into this Agreement in order to provide the New Investors with certain rights of first refusal and co-sale. The Company, the Founders and the Prior Investors desire to induce the New Investors to purchase shares of Series F Preferred Stock pursuant to the Purchase Agreement by agreeing to amend and restate in its entirety the Existing Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows

                                   SECTION 1
          RIGHT OF FIRST REFUSAL AND RIGHT OF CO-SALE ON FOUNDER STOCK

      Except as set forth in Sections 1.3 and 1.4 below, before any Series A Preferred Stock or Common Stock of the Company, now held or hereafter acquired, registered in the name of a Founder (the "Founder Stock") may be sold or transferred to a third party (a "Proposed Transferee(s)"), including a transfer by operation of law or other involuntary transfer, subject to the prior right of first refusal (the "Right of First Refusal") held by the Company pursuant to the Exchange Agreement or Restricted Stock Purchase Agreement between the Company and such

Founder (collectively, the "Restricted Stock Purchase Agreements"), such Founder Stock (the "Offered Founder Stock") shall be offered to the investors in the following manner:

      1.1 Investors' Right of First Refusal.

      (a) The Founder shall notify each Investor of the Company's decision to elect or not to elect the Right of First Refusal within 10 days of the Founder's receipt of notification of such decision. If the Company elects not to exercise its Right of First Refusal in full, then the Investors shall have the right to purchase all, but not less than all, of the Offered Founder Stock not purchased by the Company (the "Investors' Right of First Refusal"), at the price per share specified in the notice delivered by the Founder to the Company pursuant to a Restricted Stock Purchase Agreement (the "Notice"). Concurrently with delivering or mailing such Notice to the Company, the Founder shall deliver such Notice to each Investor. Each Investor desiring to participate in the Investors' Right of First Refusal (an "Electing Investor") and/or the Co-Sale Right (as defined below) must so notify the Founder within 15 days of receipt of the Notice that such Electing Investor desires to purchase and/or sell a minimum of such Investor's Pro Rata Portion (as defined below) and shall also indicate the maximum number of Offered Founder Stock such Electing Investor desires to purchase (the "Maximum Purchase Amount") and/or sell (the "Maximum Sale Amount"). Such Electing Investor shall be entitled to purchase that portion of the Offered Founder Stock (the "Pro Rata Portion") that is up to the number of shares of Offered Founder Stock multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock of the Company issued or issuable upon conversion of Company Preferred Stock held by such Electing Investor (collectively, "Conversion Shares") on the date of the Notice, and the denominator of which shall be the total number of Conversion Shares held by all Investors on the date of the Notice.

      (b) If any Investor failed to participate in the Investors' Right of First Refusal, the Founder shall promptly inform, in writing, each Electing Investor of such failure. Each Electing Investor desiring to purchase shares of Offered Founder Stock in addition to its Pro Rata Portion (a "Further Electing Investor") shall so notify the Founder within five (5) days of receipt of such information, and shall thereby be entitled to obtain that portion of Offered Founder Stock that such other Investors were entitled to subscribe for but which was not subscribed for ("Remaining Offered Founder Stock") that is equal to the number of shares of Remaining Offered Founder Stock multiplied by a fraction, the numerator of which shall be the number of Conversion Shares held by such Further Electing Investor on the date of the Notice, and the denominator of which shall be the total number of Conversion Shares held by all Further Electing Investors on the date of the Notice.

      (c) If the total number of shares elected (and/or been deemed to have elected) to be purchased by the Electing Investors and the Further Electing Investors is less than the Offered Founder Stock, and one or more Further Electing Investors have not yet elected (and/or been deemed to have elected) to purchase their Maximum Purchase Amount, then the remaining Offered Founder Stock shall be divided among such Further Electing Investors in the manner set forth in Section 1.1(b) above (or in such other manner as mutually agreed to by such Further Electing Investors) until all of the Offered Founder Stock has been allocated.

      1.2 Payment; Co-Sale Right in the Event of a Failure to Exercise. If, pursuant to the operation of Section 1.1 above, the Electing Investors elect (and/or have been deemed to have elected) to purchase all of the Offered Founder Stock it shall be deemed an "Exercise;" if not, it shall be deemed a "Failure to Exercise."

      (a) In the event of an Exercise, payment of the purchase price shall be made, at the option of each Electing Investor, in cash (by check) or by wire transfer or by any combination thereof within 45 days after receipt of the Notice or in the manner and at the times set forth in the Notice or as otherwise mutually agreed to by the Founder and each Electing Investor.

      (b) In the event of a Failure to Exercise, each Investor who notified the Founder pursuant to Section 1.1 above that it desired to exercise the Co-Sale Right has the right to participate in the sale of the Offered Founder Stock on the same terms and conditions available to such Founder (the "Co-Sale Right"). Each Investor who elects to exercise the Co-Sale Right (the "Co-Selling Investor") shall be deemed to have elected to sell that number of shares of Founder Stock equal to the lesser of (i) its Maximum Sale Amount and (ii) the number of shares of Offered Founder Stock multiplied by a fraction (the "Co-Sale Fraction"), the numerator of which shall be the number of Conversion Shares held by such Co-Selling Investor on the date of the Notice, and the denominator of which shall be the total number of Conversion Shares held by all Investors plus the number of shares of Company Common and Preferred Stock held by the Selling Founder on the date of such Notice.

      (c) If the total number of shares deemed to have been elected to be sold by the Co-Selling Investors is less than the Offered Founder Stock multiplied by the sum of the Co-Sale Fractions of all Co-Selling Investors (the "Investor Co-Sale Portion"), and one or more Co-Selling Investors have not yet been deemed to have elected to sell their Maximum Sale Amount (each a "Further Co-Selling Investor"), then each Further Co-Selling Investor shall thereby be deemed to have elected to sell the lesser of (i) its Maximum Sale Amount and (ii) the number of shares of Common Stock that such Further Co-Selling Investor was deemed to have elected to sell pursuant to Section 1.2(b) above, plus that portion of stock that such other Co-Selling Investors were entitled to sell pursuant to this Agreement but did not elect to sell ("Remaining Co-Sale Stock") that is equal to the number of shares of Remaining Co-Sale Stock multiplied by a fraction, the numerator of which shall be the number of Conversion Shares held by such Further Co-Selling Investor on the date of the Notice, and the denominator of which shall be the total number of Conversion Shares held by all Further Co-Selling Investors plus the number of shares of Company Common or Preferred Stock held by the selling Founder on the date of the Notice.

      (d) If the total number of shares elected (and/or been deemed to have elected) to be sold by the Co-Selling Investors and the Further Co-Selling Investors is less than the Investor Co-Sale Portion and one or more Further Co-Selling Investors have not yet elected (and/or been deemed to have elected) to sell their Maximum Sale Amount, then the remaining Offered Founder Stock shall be divided among such Further Co-Selling Investors in the manner set forth in Section 1.2(c) above until all of the Investor Co-Sale Portion has been allocated. To the extent that any Investor elects to exercise the Co-Sale Right, the number of shares of capital stock that the Founder may sell to third parties pursuant to Section 1.2(e) below shall be correspondingly reduced.

      (e) In the event of a Failure to Exercise, the Founder may then sell all of the Offered Founder Stock (reduced by such number of shares as are sold by Investors pursuant to this Section 1.2) to any person at the price specified in the Notice, provided that such sale or transfer is consummated within 90 days of the date of the Notice, and provided further that any such sale is in accordance with all the terms and conditions hereof. If the Founder fails to consummate the sale or transfer within such 90-day period, the Investors' Right of First Refusal and Co-Sale Right provided in Sections 1.1 and 1.2, respectively, shall be deemed to be revived with respect to the Offered Founder Stock and no sale or transfer of the Founder Stock shall be effected without first offering the shares in accordance therewith.

      1.3 Limitations on Right of First Refusal and Co-Sale Right. This Investors' Right of First Refusal and Co-Sale Right shall not apply where:

      (a) the number of shares of Founder Stock offered by a Founder, when aggregated with all other transfers by such Founder during the 12 months prior to the effective date of transfer to which the Right of First Refusal was not applicable, is less than or equal to 10% in the aggregate, of the number of shares of Founder Stock of which such Founder was the beneficial owner on the later of (i) the first day of such 12-month period or (ii) the date such Founder initially acquired Founder Stock. For purposes of this Section 1.3, "beneficial owner" shall have the same meaning as set forth in Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended; and

      (b) the sale, assignment, transfer or other conveyance of Offered Founder Stock is:

            (i) to that Founder's spouse, parents, or children or other members of the Founders family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of the Founder or members of his family in connection with a bona fide estate planning transaction;

            (ii) by way of bequest or inheritance upon death;

            (iii) to the Company;

            (iv) by way of a bona fide gift; or

            (v) by way of any pledge of Offered Founder Stock pursuant to a bona fide loan transaction that creates a mere security interest;

provided, however, that any transferees pursuant to this Section 1.3 shall receive and hold such shares subject in all respects to the provisions of this Agreement, and that there shall be no further transfer of such shares except in accordance herewith.

      1.4 Termination of Right of First Refusal and Co-Sale Right. The Investors' Right of First Refusal and Co-Sale Right shall terminate and be of no further force and effect immediately upon:

      (a) the effectiveness of a Qualified Public Offering (as defined in the Investors' Rights Agreement of even date herewith by and between the Company, the Investors and the Founders); or

      (b) the closing of a Liquidation Transaction (as defined in that certain Amended and Restated Investors' Rights Agreement of even date herewith by and between the Company, the Investors and the Founders) of the Company.

                                   SECTION 2
                              PROHIBITED TRANSFERS

      2.1 Treatment of Prohibited Transfers. In the event a Founder sells any Founder Stock in contravention of the rights of first refusal and co-sale rights of the Investors under this Agreement (a "Prohibited Transfer"), the Investors, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided in Section 2.2 below, and the Founder shall be bound by the applicable provisions of such put option.

      2.2 Put Option. In the event of a Prohibited Transfer, each Investor shall have the right to sell to the Founder who effected the Prohibited Transfer, and, if such right is exercised, the Founder shall have the obligation to purchase from each Investor, a number of shares of Common Stock of the Company (either directly or through purchase of Convertible Securities) equal to the number of shares each Investor would have been entitled to sell to the purchaser in the Prohibited Transfer pursuant to the terms hereof. Such sale shall be made on the following terms and conditions:

      (a) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Investor for any and all reasonable fees and expenses, including legal fees and expenses, promptly following demand therefor, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under this Section 2.

      (b) Within twenty (20) business days after the later of the dates on which the Investors (i) received notice from the Founder of the Prohibited Transfer or
(ii) otherwise become aware of the Prohibited Transfer, each Investor shall, if exercising the put option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

      (c) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to Section 2.2(b), immediately pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 2.2(a), by certified check, wire transfer or bank draft made payable to the order of such Investor.

            (d) NOTWITHSTANDING THE FOREGOING, ANY ATTEMPT TO TRANSFER SHARES OF THE COMPANY IN VIOLATION OF SECTION 1 HEREOF SHALL BE VOID AND THE COMPANY AGREES IT WILL NOT EFFECT SUCH A TRANSFER NOR WILL IT TREAT ANY ALLEGED TRANSFEREE AS THE HOLDER OF SUCH SHARES WITHOUT THE WRITTEN CONSENT OF THE INVESTORS. THE COMPANY AND THE FOUNDERS AGREE THAT ANY AND ALL CERTIFICATES REPRESENTING ANY SHARES OR OTHER SECURITIES OF THE COMPANY HELD FROM TIME TO TIME DURING THE TERM OF THIS AGREEMENT SHALL BEAR A LEGEND REFERENCING THE RESTRICTIONS IMPOSED BY THIS AGREEMENT.

            2.3 Assignment of Rights. The rights of the Investors set forth in this Agreement may be assigned (but only with all related obligations) only to a transferee or assignee of all of such Investor's Company Preferred Stock (or Common Stock issued upon conversion thereof) provided that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (b) such transferee agrees in writing to be bound by the provisions of this Agreement, and (c) such transferee is not an actual or potential competitor of the Company, as determined in good faith by the Company's Board of Directors. Notwithstanding the foregoing, any Investor may transfer its rights set forth in this Agreement if the transferee is a constituent partner or member of such Investor or an entity controlling, controlled by or under common control with such Investor.

            2.4 Legends. Such Investor understands that the Founder Stock, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

      "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO AN INVESTORS' RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY) AND, BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID INVESTORS' RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT."

                                   SECTION 3
                                  MISCELLANEOUS

            3.1 Future Chief Executive Officers. The Company and Founders agree to use best efforts to cause any future Chief Executive Officer who is issued the Company's Common Stock to become a party to this Agreement in connection with the issuance of such Common Stock.

      3.2 Governing Law. This Agreement shall be governed in all respects by and construed in all respects in accordance with the laws of the State of California as applied to contracts entered into and performed in California solely by residents thereof.

      3.3 Successors and Assigns. Except as otherwise expressly provided herein the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, transferees, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      3.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to rights of first refusal and co-sale rights with respect to sales of Founder Stock.

      3.5 Amendment and Waiver. This Agreement, or any provision hereof, may be amended or waived only in writing signed by the Company, the Founders holding a majority of the Company Common Stock held, or issuable upon conversion of Preferred Stock held, by all Founders and the holders of a majority of the Series B, Series C, Series D, Series E and Series F Preferred Stock voting together (including any Common Stock then held by the Investors issued upon conversion of such Series B, Series C, Series D, Series E and Series F Preferred Stock), and any amendment or waiver so approved shall be binding upon all the Investors (including any transferee of an Investor); provided, however, that no such amendment shall be effective with respect to any Investor if such amendment materially adversely affects any of the rights granted pursuant to the Agreement to such Investor (the "Uniquely Affected Investor") in a manner different from the manner in which such amendment affects all other Investors, unless such amendment is consented to in writing by the Uniquely Affected Investor. If the Uniquely Affected Investor does not so consent, then the amendment shall be effective as to all Investors other than the Uniquely Affected Investor.

      3.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally, or 24 hours after prepaid deposit, by overnight courier or sent by telegram or fax after confirmation of receipt of such transmission, or as of 5 business days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently modified by written notice, if such notice is sent to the Company, with a copy to Keith A. Miller, Venture Law Group, 2775 Sand Hill Road, Menlo Park, California 94025.

      3.7 Severability. Any provision of this Agreement which is held to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision is held to be invalid or unenforceable, such provision shall be construed by the appropriate judicial body by limiting or reducing it to the minimum extent necessary to make it legally enforceable.

      3.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      3.10 Addition of Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series F Preferred Stock pursuant to Section 1.2(c) the Purchase Agreement, any acquiror of such shares of Series F Preferred Stock shall become a party of this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor'" hereunder.

      3.11 Termination of Existing Agreement. This Agreement contains the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof. The Company, the Founders and the signatories of this Agreement, as the holder of a majority of the Series B, Series C, Series D and Series E Preferred Stock, hereby agree that the Existing Agreement is hereby amended and restated in its entirety by this Agreement, and the Existing Agreement shall be of no further force or effect.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Right of First Refusal and Co-Sale Agreement as of the day and year written above.

                                       COMPANY:

                                       REDENVELOPE, INC.

                                       By:  /s/ Alison L. May
                                            ------------------------------------

                                       Name:  Alison May
                                            ------------------------------------

                                       Title: President & CEO
                                              ----------------------------------

                                      INVESTOR:

                                      MOUSSENVELOPE, L.L.C.

                                      By:  Moussescapade, L.P., Managing Member

                                      By:  Moussescribe, its General Partner

                                      By:  /s/ Charles Heilbronn
                                          --------------------------------------
                                          Charles Heilbronn
                                          President

                                      Address: c/o Mousse Partners Limited
                                               9 West 57th Street
                                               New York, New York 10019



                                      WESTON PRESIDIO CAPITAL III, L.P.

                                      By:  /s/ James B. McElwee
                                         --------------------------------------

                                      Name: James B. McElwee
                                            -----------------------------------

                                      Title: General Partner
                                             ----------------------------------

                                      Address:




                                      WPC ENTREPRENEUR FUND, L.P.

                                      By:  /s/ James B. McElwee
                                         --------------------------------------

                                      Name: James B. McElwee
                                            -----------------------------------

                                      Title: General Partner
                                             ----------------------------------

                                      Address:



                                      SEQUOIA CAPITAL IX
                                      SEQUOIA CAPITAL ENTREPRENEURS FUND
                                      SEQUOIA CAPITAL IX PRINCIPALS FUND

                                      By: SC IX Management, LLC
                                          A Delaware Limited Liability Company
                                          General Partner of Each

                                      By: (ILLEGIBLE)
                                          -------------------------------------
                                          Managing Member

                                      Address:


                                      SEQUOIA CAPITAL FRANCHISE FUND
                                      SEQUOIA CAPITAL FRANCHISE PARTNERS

                                      By: SCFF Management, LLC
                                          A Delaware Limited Liability Company
                                          General Partner of Each

                                      By: (ILLEGIBLE)
                                          -------------------------------------
                                          Managing Member

                                      Address:


                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                              ATRIUM VENTURE PARTNERS, L.P.
                              By Atrium Ventures LLC, General Partner


                              By: /s/ Jonathan E. Rattner
                                  ----------------------------------------------

                              Name: Jonathan E. Rattner
                                    --------------------------------------------

                              Title: Chief Operating Officer
                                     -------------------------------------------

                              Address: 3600 Sand Hill Rd #2-240
                                       Menlo Park, CA 94025



                              CAMELOT VENTURES LLC


                              By: /s/ Nicholas Pyett
                                  ----------------------------------------------

                              Name: Nicholas Pyett
                                    --------------------------------------------

                              Title: CFO
                                     -------------------------------------------

                              Address:




                              SIPPL MACDONALD VENTURES II, L.P.


                              By: /s/ Glenn C. Myers
                                  ----------------------------------------------

                              Name: Glenn C. Myers
                                    --------------------------------------------

                              Title: CFO
                                     -------------------------------------------

                              Address: 1422 El Camino Real
                                       Menlo Park, CA 94025




                              SIPPL MACDONALD VENTURES III, L.P.


                              By: /s/ Glenn C. Myers
                                  ----------------------------------------------

                              Name: Glenn C. Myers
                                    --------------------------------------------

                              Title: CFO
                                     -------------------------------------------

                              Address:




                              /s/ Peter Baltaxe
                              --------------------------------------------------
                              PETER BALTAXE

                              Address:




                              /s/ Douglas Bertozzi
                              --------------------------------------------------
                              DOUGLAS BERTOZZI

                              Address:




                              /s/ Anthony P. Brenner
                              --------------------------------------------------
                              ANTHONY P. BRENNER

                              Address: 1466 Greenwich St
                                       SF, CA 94109


                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                               CAPITAL RESEARCH & MANAGEMENT
                               COMPANY, ON BEHALF OF SMALL CAP
                               WORLD FUND, INC.

                               By: /s/ [illegible]
                                   ---------------------------------
                               Name:
                                     -------------------------------
                               Title:
                                      ------------------------------
                               Address:




                               /s/ Patrick Connolly
                               -------------------------------------
                                   PATRICK CONNOLLY

                               Address:



                               /s/ Jamie Cheng
                               -------------------------------------
                                   JAMIE CHENG

                              Address: 96 Outlook Circle
                                       Pacifica, CA 94044



                              DOUGERY VENTURES

                              By: /s/ John Dougery
                                  ----------------------------------

                              Name:
                                    --------------------------------

                              Title: Pres.
                                     -------------------------------

                              Address:



                              JOHN R. DOUGERY AND MARILYN R. DOUGERY,
                              TRUSTEES FOR THE DOUGERY REVOCABLE TRUST

                              By: /s/ John Dougery
                                  ----------------------------------
                              Name: /s/ Marilyn R. Dougery
                                    --------------------------------
                              Title: Trustees
                                     -------------------------------
                              Address:



                              JOHN R. DOUGERY, TRUSTEE FOR THE JOHN R.
                              DOUGERY JR. TRUST

                              By: /s/ John Dougery
                                  ----------------------------------
                              Name:
                                    --------------------------------
                              Title: Trustee
                                     -------------------------------
                              Address:



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                   JOHN R. DOUGERY, TRUSTEE FOR THE
                                   KATHRYN ANN DOUGERY TRUST

                                   By: /s/ John R. Dougery
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                   Title: Trustee
                                         ------------------------------------

                                   Address:



                                   JOHN R. DOUGERY, TRUSTEE FOR THE
                                   SHELLEY DOUGERY TRUST

                                   By: /s/ John R. Dougery
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                   Title: Trustee
                                         ------------------------------------

                                   Address:




                                   MARILYN R. DOUGERY, TRUSTEE FOR THE
                                   MARILYN R. DOUGERY SEPARATE PROPERTY
                                   TRUST

                                   By: /s/ Marilyn R. Dougery
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                   Title: Trustee
                                         ------------------------------------

                                   Address:




                                   MARILYN R. DOUGERY, TRUSTEE OF THE
                                   ROLAPP TRUST

                                   By: /s/ Marilyn R. Dougery
                                      ---------------------------------------

                                   Name:
                                        -------------------------------------

                                   Title: Trustee
                                         ------------------------------------

                                   Address:



                                   /s/ Craig Foley
                                   ------------------------------------------
                                   CRAIG FOLEY

                                   Address:  Foley
                                             7 Locust Lane
                                             Bronxville, NY 10708



                                   GCC REDENVELOPE


                                   By: /s/ R. Ian Chaplin
                                      ---------------------------------------

                                   Name: R. Ian Chaplin
                                        -------------------------------------

                                   Title: Partner
                                         ------------------------------------

                                   Address: 716 La Canada
                                            La Jolla, CA 92037



                                   /s/ Seymour F. Kaufman
                                   ------------------------------------------
                                   SEYMOUR F. KAUFMAN

                                   Address:  Crosslink Capital
                                             #2 Embarcadero Center
                                             Ste 2200
                                             San Francisco, CA 94111



                                   /s/ Michael P. Lazarus
                                   ------------------------------------------
                                   MICHAEL P. LAZARUS

                                   Address:



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                   THE ADAM AND REBECCA MARKMAN TRUST,
                                   ADAM AND REBECCA MARKMAN AS TTEE
                                   U/A/T DATE 5/12/99

                                   By: /s/ Adam Markman
                                      ---------------------------------------

                                   Name: Adam Markman
                                        -------------------------------------

                                   Title: Trustee
                                         ------------------------------------

                                   Address:



                                   /s/ David Markman
                                   ------------------------------------------
                                   DAVID MARKMAN

                                   Address:


                                   MICHAEL L. MEYER LIVING TRUST

                                   By: /s/ Michael L. Meyer
                                      ---------------------------------------

                                   Name: Michael L. Meyer Living Trust
                                        -------------------------------------

                                   Title: Trustee
                                         ------------------------------------

                                   Address: 1757 Ocean Way
                                            Laguna Beach, CA 92651




                                   /s/ William D. Michelini
                                   ------------------------------------------
                                   WILLIAM D. MICHELINI

                                   Address:




                                   W. DEXTER PAINE, III AND SUSAN L. PAINE,
                                   TRUSTEES OF PAINE FAMILY TRUST, UDT
                                   DATED 10/13/94, AS AMENDED

                                   By: /s/ Paine Family Trust
                                      ---------------------------------------

                                   Name: DR
                                        -------------------------------------

                                   Title: Trustee
                                         ------------------------------------

                                   Address:



                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                               PHILLIPS-SMITH SPECIALTY RETAIL GROUP III,
                               L.P.

                               By: Phillips-Smith Management
                                   Company, L.P., its General Partner

                               By: /s/ Cece Smith
                                   ---------------------------------
                               Name:   Cece Smith
                                     -------------------------------
                               Title:  Managing General Partner
                                      ------------------------------
                               Address: 5080 Spectrum Drive
                                        Suite 805 West
                                        Addison, TX 75001



                                   /s/ Paul Sagan
                                   ---------------------------------
                                       PAUL SAGAN

                              Address: 5 SUNSET RIDGE
                                       LEXINGTON, MA 02421


                               SENIORTRAK, INC.

                               By: /s/ Lee M. Caudill
                                   ---------------------------------
                               Name:   Lee M. Caudill
                                     -------------------------------
                               Title:  President
                                      ------------------------------
                               Address: 1080 Chestnut St, #16A
                                        San Francisco, CA 94109



                                   /s/ Jarom Smith
                                   ---------------------------------
                                       JAROM SMITH

                              Address:



                                   /s/ Michael Stark
                                   ---------------------------------
                                       MICHAEL STARK

                              Address: Crosslink Capital
                                       Two Embarcadero Center, Suite 2200
                                       San Francisco, CA 94111









                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                              /S/ Barry S. Sternlicht
                              -----------------------
                              BARRY S. STERNLICHT

                              Address:


                              BARRY S. STERNLICHT FAMILY SPRAY TRUST I

                              By: /s/ Barry S. Sternlicht
                                 ------------------------

                              Name:
                                   ----------------------

                              Title:
                                    ---------------------

                              Address:


                              BARRY S. STERNLICHT FAMILY SPRAY TRUST II

                              By: /s/ Barry S. Sternlicht
                                 ------------------------

                              Name:
                                   ----------------------

                              Title:
                                    ---------------------

                              Address:


                              BARRY S. STERNLICHT FAMILY SPRAY TRUST III

                              By: /s/ Barry S. Sternlicht
                                 ------------------------

                              Name:
                                   ----------------------

                              Title:
                                    ---------------------

                              Address:



                              /s/ Warren Struhl
                              ---------------------------
                              WARREN STRUHL

                              Address: 21 Chestnut Court
                                       Englewood, NJ 07631

                              /s/ Henry L. Wilder
                              ---------------------------
                              HENRY L. WILDER

                              Address:

                              WILLIAM OBERNDORF, TRUSTEE OF THE WILDER
                              FAMILY FUND DATED APRIL 5, 1999

                              By: /s/ William Oberndorf
                                 ------------------------

                              Name: William Oberndorf
                                   ----------------------

                              Title: Trustee, Wilder Family Fund
                                    ----------------------------

                              Address: 591 Redwood Hwy. #3215
                                       Mill Valley, CA 94941

                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT TO FIRST REFUSAL AND CO-SALE AGREEMENT

                               DIRECT EQUITY PARTNERS, L.P.

                               By: /s/ Claire Gruppo
                                   --------------------------------
                               Name: Claire Gruppo
                                     ------------------------------
                               Title: President
                                      -----------------------------

                               Address: Attn: Claire Gruppo
                                        Direct Equity Partners
                                        60 East 42nd Street
                                        Suite 3810
                                        New York, NY 10165

                               /s/ Martin McClanan
                                   --------------------------------
                                   MARTIN MCCLANAN

                               Address: 128 3rd Ave
                                        San Francisco, CA 94118



                                   ROBERT MAY

                               Address: 1230 18th St.
                                        SF CA 94107

                   SIGNATURE PAGE TO SERIES F PREFERRED STOCK
                  RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                   FOUNDERS:


                                   /s/ R. Ian Chaplin
                                   -----------------------------------
                                   R. Ian Chaplin


                                   /s/ Scott Galloway
                                   -----------------------------------
                                   Scott Galloway


                                   /s/ Pete Baltaxe
                                   -----------------------------------
                                   Pete Baltaxe


                                   /s/ Hilary Billings
                                   -----------------------------------
                                   Hilary Billings


                                   /s/ Tom Bazzone
                                   -----------------------------------
                                   Tom Bazzone


                                   /s/ Martin McClanan
                                   -----------------------------------
                                   Martin McClanan

                                   EXHIBIT A-1

                             List of Prior Investors

Henry L. B. Wilder
3301 Tripp Road
Woodside, CA 94062

Sippl Macdonald Ventures II, L.P.
c/o Jacqueline A. Macdonald
4600 Bohannon Drive, Suite 110
Menlo Park, CA 94025

John R. Dougery and Marilyn R. Dougery, Trustees for the Dougery Revocable Trust c/o John R. Dougery
Dougery Ventures
165 Santa Ana Avenue
San Francisco, CA 94125

Dougery Ventures, LLC
c/o John R. Dougery
Dougery Ventures, LLC
165 Santa Ana Avenue
San Francisco, CA 94125

John R. Dougery, Trustee for the Shelley Dougery Trust
c/o John R. Dougery
Dougery Ventures
165 Santa Ana Avenue
San Francisco, CA 94125

John R. Dougery, Trustee for the John R. Dougery, Jr. Trust
c/o John R. Dougery
Dougery Ventures
165 Santa Ana Avenue
San Francisco, CA 94125

John R. Dougery, Trustee for the Kathryn Ann Dougery Trust
c/o John R. Dougery
Dougery Ventures
165 Santa Ana Avenue
San Francisco, CA 94125

Marilyn R. Dougery, Trustee for the Marilyn R. Dougery Separate Property Trust c/o John R. Dougery
Dougery Ventures
165 Santa Ana Avenue
San Francisco, CA 94125

Marilyn R. Dougery, Trustee of the Rolapp Trust
c/o John R. Dougery
Dougery Ventures
165 Santa Ana Avenue
San Francisco, CA 94125

Michael L. Meyer Living Trust
c/o Michael L. Meyer 660
Newport Center Drive, Suite 800
Newport Beach, CA 92660

Warren Hellman
Hellman & Friedman
One Maritime Plaza, 12th Floor
San Francisco, CA 94111

William D. Michelini
Director, Business Development
911Gifts, Inc.
832 Sansome Street, Suite 300
San Francisco, CA 94111

5 S Ventures LLC
c/o K. B. Chandrasekhar
21591 Regnart Road
Cupertino, CA 95014

M. Hannah Sullivan
41 Nevada Street
San Francisco, CA 94110

Ellen Hancock
President and CEO
Exodus Communications
2831 Mission College Boulevard
Santa Clara, CA 95054

Kanwal S. Rekhi and Ann H. Rekhi,
As the Trustees of the Rekhi Family Trust Dated 12/15/89
16150 Hillvale Avenue
Monte Sereno, CA 95030

Pat Connolly
Williams Sonoma, Inc.
3250 Van Ness Avenue
San Francisco, CA 94109

Robert May
1230 18th Street
San Francisco, CA 94107

Adam Markman
Green Street Advisors
567 San Nicholas Drive, Suite 203
Newport Beach, CA 92660

David Markman
4223 West Redondo Beach Boulevard
Suite A
Lawndale, CA 90260

Paul Sagan
Akamai Technologies, Inc.
201 Broadway, 4th Floor
Cambridge, MA 02139

Gregory J. Hartman and Sally Upjohn Hartman
Westbrook Partners
155 Prospect Avenue
Woodside, CA 94062

W. Dexter Paine, III and Susan L. Paine, Trustees of Paine Family Trust, UDT dated October 13, 1994, as amended
c/o Fox, Paine & Company
950 Tower Lane, Suite 1950
Foster City, CA 94404

VLG INVESTMENTS 1999
c/o Elias J. Blawie
Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

The Community Trust Under the Green Family Trust U/T/A
Dated November 6, 1995, Trustee
Joshua L. Green
c/o Joshua L. Green
25 Magnolia Drive
Atherton, CA 94027

Paul H. Stephens and Eleanor M. Stephens, Trustees U/T/A dated 7/6/98 c/o RS Investment Management
555 California Street, Suite 2500
San Francisco, CA 94104

George R. Hecht TTEE FBO P. Bart Stephens UTA dated 12/22/83
c/o RS Investment Management
555 California Street, Suite 2500
San Francisco, CA 94104

George R. Hecht TTEE FBO W. Brad Stephens UTA dated 12/22/83
c/o RS Investment Management
555 California Street, Suite 2500
San Francisco, CA 94104

Sequoia Capital IX
Sequoia Capital Angel Fund
Sequoia Capital IX Partners Fund
Sequoia Capital Franchise Fund
Sequoia Capital Franchise Partners
c/o Michael Moritz
Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA 94025

AMB Property, L.P.
505 Montgomery
San Francisco, CA 94111
Attn: Tamra Browne

Angel (Q) Investors, L.P.
c/o Casey McGlynn
Wilson Sonsini
650 Page Mill Road
Palo Alto, CA 94304

Barry Sternlicht
Starwood Hotels & Resorts Worldwide
777 Westchester Avenue
White Plaines, NY 10604

Anthony P. Brennar
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

Seymour F. Kaufman
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

Michael Stark
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

Tom Bliska
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

Dan Dunn
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

Jason Sanders
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

Jason Duckworth
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

Gerri Holt
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

John S. Perkins
Omega Venture Partners, Inc.
555 California Street
Suite 2350
San Francisco, CA  94104

James B. McElwee
Weston Presidio Capital
343 Sansome Street, Suite 1210
San Francisco CA 94104-1316

Michael P. Lazarus
Weston Presidio Capital
343 Sansome Street, Suite 1210
San Francisco CA 94104-1316

Barry S. Sternlicht Family Spray Trust I

Barry S. Sternlicht Family Spray Trust II

Barry S. Sternlicht Family Spray Trust III

Phillips-Smith Specialty Retail Group III, L.P.

Craig J. Foley

Weston Presidio Capital III, L.P.

WPC Entrepreneur Fund, L.P.

Stephen J. Brownell

Mark W. Lindsay

RE General Partnership

Tsakopoulos Family Partnership

Galloway & Chaplin Capital

Sippl Macdonald Ventures III, L.P.

Angel (Q) Investors II, L.P.

Angel Investors II, L.P.

The K.B. and Sukanya Chandrasekhar Living Trust dated August 26, 1998

Anthony Brenner

Mary M. Sullivan Trust

Sequoia Capital Entrepreneurs Fund

Sequoia Capital IX Principals Fund

Hybrid Venture Partners, L.P.

Direct Equity Partners I, L.P.

SMALLCAP World Fund, Inc.

Atrium Venture Partners L.P.

Warren Struhl

Crown Technologies Partners

Camelot Ventures, LLC

                                   EXHIBIT A-2

                                List of Founders

R. Ian Chaplin

Scott Galloway

Pete Baltaxe

Hilary Billings

Tom Bazzone

Martin McClanan

                                    EXHIBIT B

                              LIST OF NEW INVESTORS

Moussenvelope, L.L.C.

Weston Presidio Capital III, L.P.

WPC Entrepreneur Fund, L.P.

Sequoia Capital Entrepreneurs Fund

Sequoia Capital Franchise Fund

Sequoia Capital Franchise Partners

Sequoia Capital IX

Sequoia Capital IX Principals Fund

Atrium Venture Partners, L.P.

Camelot Ventures LLC

Sippl Macdonald Ventures II, L.P.

Sippl Macdonald Ventures III, L.P.

Peter Baltaxe

Douglas Bertozzi

Anthony P. Brenner

Clipperbay & Co., Nominee for SMALLCAP World Fund, Inc.

Patrick Connolly

GCC RedEnvelope

Jamie Cheng

Dougery Ventures

John R. Dougery and Marilyn R. Dougery, Trustees for the Dougery Revocable Trust

John R. Dougery, Trustee for the John R. Dougery Jr. Trust

John R. Dougery, Trustee for the Kathryn Ann Dougery Trust

John R. Dougery, Trustee for the Shelley Dougery Trust

Marilyn R. Dougery, Trustee for the Marilyn R. Dougery Separate Property Trust

Marilyn R. Dougery, Trustee of the Rolapp Trust

Craig Foley

Seymour F. Kaufman

Michael P. Lazarus

The Adam and Rebecca Markman Trust, Adam and Rebecca Markman as TTEE U/A/T dated 5/12/99

David Markman

Michael L. Meyer Living Trust

William D. Michelini

W. Dexter Paine, III and Susan L. Paine, Trustees of Paine Family Trust, UDT dated 10/13/94, as amended

Phillips-Smith Specialty Retail Group III, L.P.

Paul Sagan

SeniorTrak, Inc.

Jarom Smith

Michael Stark

Barry S. Sternlicht

Barry S. Sternlicht Family Spray Trust I

Barry S. Sternlicht Family Spray Trust II

Barry S. Sternlicht Family Spray Trust III

Warren Struhl

Henry L. Wilder

William Oberndorf, Trustee of the Wilder Family Fund dated April 5, 1999

Direct Equity Partners, L.P.

Martin McClanan

Robert May